ACQUISITIONS AND DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2012
ACQUISITIONS AND DISCONTINUED OPERATIONS

3.    ACQUISITIONS AND DISCONTINUED OPERATIONS

The application of the acquisition method of accounting for business combinations requires management to make significant estimates and assumptions in the determination of the fair value of the assets acquired and liabilities assumed in order to properly allocate purchase price consideration. These assumptions and estimates include a market participant’s expected use of the asset and the appropriate discount rates from a market participant perspective. The Company’s estimates are based on historical experience and information obtained from the management of the acquired company and are determined with assistance from an independent third-party appraisal firm. The Company’s significant assumptions and estimates include the cash flows that an acquired asset is expected to generate in the future, the weighted-average cost of capital, long-term projected revenue and growth rates, and the estimated royalty rate in the application of the relief from royalty method.

BrowserMob LLC Acquisition

On July 7, 2010, the Company acquired BrowserMob LLC (BrowserMob) for cash consideration of $2.2 million. The acquisition of BrowserMob, a provider of on-demand load testing and website monitoring services, expanded the Company’s Internet Infrastructure Services. The transaction was accounted for under the acquisition method of accounting in accordance with the Business Combinations Topic of the FASB ASC and the results of operations of BrowserMob have been included within the Enterprise Services segment in the Company’s consolidated statement of operations since the date of acquisition. Of the total purchase price, the Company recorded $1.1 million of goodwill and $1.0 million of definite-lived intangible assets. Definite-lived intangible assets consist of customer relationships and acquired technology. The Company is amortizing customer relationships and acquired technology on a straight-line basis over an estimated useful life of 3 years and 5 years, respectively.

Quova, Inc. Acquisition

On October 27, 2010, the Company acquired Quova, Inc. (Quova) for cash consideration of $21.7 million, which price was subject to certain purchase price adjustments. Quova expanded the Company’s Internet Infrastructure Services by providing internet geography data services that enable online businesses to detect and prevent fraud, ensure regulatory compliance, manage digital content rights distribution and localize ads and web content. The transaction was accounted for under the acquisition method of accounting in accordance with the Business Combinations Topic of the FASB ASC and the results of operations of Quova have been included within the Enterprise Services segment in the Company’s consolidated statement of operations since the date of acquisition. Of the total purchase price, the Company recorded $5.1 million of goodwill and $15.0 million of definite-lived intangible assets. Definite-lived intangible assets consist of customer relationships, acquired technology and trade name and trademarks. The Company is amortizing customer relationships on a straight-line basis over an estimated useful life of 7 years. Acquired technology and trade names and trademarks are being amortized on a straight-line basis over an estimated useful life of 3 years.

Evolving System Inc. Number Solutions Acquisition

On July 1, 2011, the Company acquired the assets and certain liabilities of the Numbering Solutions business of Evolving Systems, Inc. for cash consideration of $39.0 million. The acquisition of Evolving Systems’ Numbering Solutions business expanded the Company’s Order Management Services portfolio and furthered the Company’s long-term initiative to simplify operators’ Operations Support Systems architectures by mitigating cost and complexity, while making the evolution to next-generation networks more efficient, manageable, and flexible to meet the increasingly complex needs of end-users.

The transaction was accounted for under the acquisition method of accounting in accordance with the Business Combinations Topic of the FASB ASC and the results of operations have been included within the Carrier Services segment in the Company’s consolidated statement of operations since the date of acquisition. Of the total purchase price, the Company recorded $20.3 million of goodwill, $21.7 million of definite-lived intangible assets, and $3.0 million of net liabilities. The definite-lived intangible assets consist of $18.9 million of customer relationships and $2.8 million of acquired technology. The Company is amortizing customer relationships and acquired technology on a straight-line basis over an estimated useful life of 10 years and 5 years, respectively. The total amount of goodwill that is expected to be deductible for tax purposes is $19.7 million. During 2011, the Company recorded $0.6 million of acquisition costs in general and administrative expense related to this transaction.

TARGUSinfo Acquisition

On November 8, 2011, the Company completed its acquisition of TARGUSinfo, a leading, independent provider of real-time, on-demand information and analytics services including Caller ID.

The acquisition of TARGUSinfo significantly extends the Company’s portfolio of services in the real-time information and analytics market and combines TARGUSinfo’s leadership in Caller ID and online information services, such as lead verification and scoring, with the Company’s strengths in network information services, including address inventory management and network security. These services are delivered through a secure, robust technology platform, and rely on unique, extensive and privacy-protected databases.

The transaction was accounted for under the acquisition method of accounting in accordance with the Business Combinations Topic of the FASB ASC and the results of operations of TARGUSinfo have been included within the Information Services segment in the Company’s consolidated statement of operations since the date of acquisition.

The total purchase price was approximately $657.3 million, consisting of cash consideration of $656.6 million and non-cash consideration of $0.7 million attributable to the assumption of TARGUSinfo options. Of the total cash consideration, approximately $43.5 million was deposited in an escrow account, of which $40.0 million was available to satisfy indemnification claims for breaches of the agreement and plan of merger. An additional $3.0 million and $0.5 million of the merger consideration payable to the stockholders of TARGUSinfo was deposited into separate escrow accounts and was available to fund purchase price adjustments required under the merger agreement and to reimburse certain costs and expenses of the stockholder representative, respectively. The purchase price escrow of $0.5 million will remain in escrow through the second quarter of 2013 to reimburse certain costs and expenses of the stockholder representative. During the year ended December 31, 2012, the purchase price escrow of $3.0 million was distributed to the former TARGUSinfo stockholders and such distribution did not result in an adjustment to the purchase price or goodwill. In addition, $15.8 million of the escrow for indemnification claims was distributed, of which $15.0 million was distributed to the former TARGUSinfo stockholders and $0.8 million was distributed to the Company to satisfy indemnification claims. The Company’s original purchase price was reduced by $0.7 million as a result of this distribution. As of December 31, 2012, the amounts remaining in escrow to satisfy pending tax indemnification claims was $24.2 million. The funds in the indemnity escrow account will remain in escrow until such pending tax indemnification claims are resolved. During the year ended December 31, 2011, the Company recorded $10.5 million of acquisition costs in general and administrative expense related to this acquisition.

Under the acquisition method of accounting, the total estimated purchase price was allocated to TARGUSinfo’s net tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of November 8, 2011. Of the total purchase price, the Company initially recorded acquisition date fair values of approximately $429.7 million of goodwill, $310.2 million of definite-lived intangible assets, and $81.9 million of net liabilities. During the year ended December 31, 2012, the Company adjusted its preliminary valuation of the acquired assets and liabilities assumed based upon new information pertaining to acquisition date fair values. The adjustments related to finalizing the assessment of federal research and development tax credits, deferred tax assets attributable to TARGUSinfo options, and the resolution of certain state and local tax liabilities, each pertaining to pre-acquisition tax periods. The consolidated balance sheet as of December 31, 2011 has been retrospectively adjusted to include the effect of the measurement period adjustments (see Note 6). The allocation of the purchase price is now final.

The following table summarizes the purchase price allocation based on the estimated fair value of the acquired assets and assumed liabilities as of the acquisition date and the effects of the measurement period adjustments recorded in 2012, as discussed above (in thousands):

Cash and cash equivalents	$1,601
Accounts receivable	23,844
Income tax receivable	14,537
Other assets	15,870
Accounts payable and accrued expenses	(9,689)
Deferred tax liability	(118,723)
Deferred revenue	(3,604)
Other liabilities	(3,987)

Net tangible liabilities assumed	(80,151)
Customer relationships	256,700
Acquired identified technology	46,500
Trade names and trademarks	7,000
Goodwill	427,227

Total purchase price allocation	$657,276

The Company utilized a third-party valuation in determining the fair value of the definite-lived intangible assets. The income approach, which includes the application of the relief from royalty valuation method or the discounted cash flow method, was the primary technique utilized in valuing the identifiable intangible assets. The relief from royalty valuation method estimates the benefit of ownership of the intangible asset as the “relief” from the royalty expense that would need to be incurred in absence of ownership. The discounted cash flow method estimates the present value of the intangible asset’s future economic benefit, utilizing the estimated available cash flow that the intangible asset is expected to generate in the future. The Company’s assumptions and estimates utilized in its valuations were based on historical experience, information obtained from management of TARGUSinfo, and were determined with assistance from a third-party appraisal firm.

The Company allocated $310.2 million of the total purchase price to definite-lived intangible assets acquired, consisting of $256.7 million of customer relationships, $46.5 million of acquired technology and $7.0 million of trade names and trademarks. Customer relationships represent agreements with existing customers. The Company utilized the discounted cash flow method to value the acquired customer relationships. Under this method, the Company’s significant assumptions and estimates included expected future cash flows and the weighted-average cost of capital. The value of customer relationships will be amortized on a straight-line basis over the estimated useful life of 8 years.

Acquired technology represents technology that had reached technological feasibility and for which development had been completed as of the date of the acquisition. Trade names and trademarks represent established TARGUSinfo trade names and trademarks acquired. The Company utilized the relief from royalty valuation method to value the acquired technology and trade names and trademarks. Under this method, the Company’s significant assumptions and estimates included an estimated market royalty rate, estimated remaining useful life of the intangible asset, estimated future revenue of the intangible asset, and an estimated rate of return utilized in the determination of a discounted present value. The value of developed technology and trade names and trademarks will be amortized on a straight-line basis over their estimated useful life of 5 years and 3 years, respectively.

Goodwill represents the excess of the TARGUSinfo purchase price over the fair value of the net tangible liabilities assumed. The TARGUSinfo acquisition significantly expanded the Company’s position in the information services market. This acquisition provides the Company with the opportunity to leverage its authoritative databases that are processing trillions of transactions in a new way and to provide new solutions to its customers based on real time analytics derived from the Company’s existing addressing capabilities. These new capabilities, among other factors were the reasons for the establishment of the purchase price, resulting in the recognition of a significant amount of goodwill. The goodwill balance of $427.2 million is not expected to be deductible for tax purposes.

In connection with this acquisition, the Company assumed unvested options with the estimated total fair value of $5.7 million. Of the total $5.7 million, approximately $5.0 million will be expensed for post-combination services and approximately $0.7 million has been included in the purchase price. The Company determined the estimated fair value of the assumed unvested options by utilizing the Hull-White lattice model and the following assumptions: an expected volatility range of 36.24% to 36.53%, a risk-free interest rate of 1.35% to 2.15%, a dividend yield of 0%, and Neustar’s last reported sale price of shares on the New York Stock Exchange on November 8, 2011 of $33.07 per share.

As a result of the acquisition of TARGUSinfo, the Company recorded a net deferred tax liability of approximately $116.2 million in its preliminary purchase price allocation primarily related to the difference in book and tax basis of identifiable intangibles. As of December 31, 2012, the net deferred tax liability was $96.2 million. The Company also initially recorded a $14.3 million income tax receivable assumed from TARGUSinfo as a result of the acquisition and accrued $1.2 million for potential sales tax and interest due on TARGUSinfo sales for prior years through 2010. As of December 31, 2012, the accrued potential sales tax and interest due on TARGUSinfo sales for prior years through 2010 was $1.0 million.

Pro Forma Financial Information for acquisition of TARGUSinfo

The following unaudited pro forma financial information summarizes the Company’s results of operations for the years ended December 31, 2010 and 2011 as if Neustar’s acquisition of TARGUSinfo had been completed as of the earliest period presented. These pro forma amounts (unaudited and in thousands) do not purport to be indicative of the results that would have actually been obtained if the acquisition occurred as of the beginning of the periods presented and should not be construed as representative of the future consolidated results of operations or financial condition of the combined entity. The pro forma financial information for all periods presented also includes the effect of the related financing, amortization expense from acquired intangible assets, adjustments to interest expense and related tax effects.

	Year Ended December 31,
	2010	2011
Pro forma revenue	$650,250	$743,324

Pro forma income from continuing operations	$201,965	$202,650

Pro forma net income from continuing operations	$101,203	$121,853

Discontinued Operations

During the second quarter of 2011, the Company ceased operations of its Converged Messaging Services business. The results of operations of the Converged Messaging Services business are reflected in the Company’s consolidated statements of operations as “(Loss) income from discontinued operations, net of tax”. All corresponding prior period operating results presented in the Company’s consolidated statements of operations and the accompanying notes have been reclassified to reflect the operations of the Converged Messaging Services business as discontinued operations.

Summaries of the results of discontinued operations for the years ended December 31, 2010 and 2011 are as follows (in thousands):

	Year Ended December 31,
	2010	2011
Revenue from discontinued operations	$5,946	$454

Loss from discontinued operations before tax	$(31,374)	$(8,174)
Benefit for income taxes	(13,555)	(45,423)

(Loss) income from discontinued operations, net of tax	$(17,819)	$37,249

The amounts presented as discontinued operations represent direct revenue and operating expense of the Converged Messaging Services business, which include the pre-tax loss on the sale of certain assets and liabilities of this business of $1.9 million and an income tax benefit of $42.7 million attributed to a deduction for the loss on worthless stock of a Converged Messaging Services business entity, recorded during the first quarter of 2011. The Company has determined direct costs consistent with the manner in which the Converged Messaging Services business was structured and managed during the respective periods. Indirect costs such as corporate overhead costs that are not directly attributable to the Converged Messaging business have not been allocated to the discontinued operations.

As of December 31, 2011, the assets and liabilities of the Converged Messaging Services business are included in their respective balance sheet categories in the Company’s consolidated balance sheets. As of December 31, 2011, these assets and liabilities were $1.3 million and $2.2 million, respectively. As of December 31, 2011, these assets primarily included cash to fund the residual liabilities of the Converged Messaging Services business. All significant revenue generating and cost producing activities of the discontinued operations have ceased as of June 30, 2011.